Supplement to Passport Prospectus
                   Supplement dated  March 25, 2011
              to Prospectus dated May 1, 2010 as supplemented

Waiver of Surrender Charges:

Effective March 25, 2011, Symetra Life Insurance Company will waive surrender charges under Symetra Retirement Passport Group Variable Annuity Contracts and Certificates issued thereunder. You, the Participant, will no longer incur a surrender charge on withdrawals from your Participant Account and a total surrender of your Certificate for its Surrender Value.